UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): June 14, 2019

ProPetro Holding Corp.
(Exact name of registrant as specified in its charter)

Delaware	001-38035	26-3685382
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1706 S. Midkiff, Bldg. B Midland, TX		79701
(Address of principal executive offices)		(Zip Code)

(432) 688-0012
(Registrant’s telephone number, including area code)
(Not applicable)
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

 Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001 per share	PUMP	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR230.405) of Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR 240.12b-2).

Emerging growth company	☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.
As described under Item 5.07 of this Current Report on Form 8-K, on June 14, 2019, at the 2019 Annual Meeting of Stockholders (the “Annual Meeting”) of ProPetro Holding Corp. (the “Company” or “ProPetro”), the Company’s stockholders, upon the recommendation of the Company’s Board of Directors (the “Board”), approved an amendment to the Company’s Certificate of Incorporation (the “Certificate of Incorporation”) to remove certain inoperative provisions related to the Company’s former majority stockholder (the “Inoperative Provisions Amendment”). The Company’s stockholders, upon the recommendation of the Board, also approved an amendment to the Certificate of Incorporation to change the stockholder vote required to amend the Company’s Bylaws from a 66 2/3% vote requirement to a majority vote requirement (the “Bylaws Voting Amendment”). Additionally, the Company’s stockholders, upon the recommendation of the Board, approved an amendment to the Certificate of Incorporation to change the stockholder vote required to amend the Certificate of Incorporation from a 66 2/3% vote requirement to a majority vote requirement (the “Charter Voting Amendment,” and together with the Bylaws Voting Amendment and the Inoperative Provisions Amendment, the “Charter Amendments”). The Amended and Restated Certificate of Incorporation of the Company (the “Amended and Restated Certificate of Incorporation”), including the Charter Amendments, became effective upon filing with the Secretary of State of the State of Delaware on June 19, 2019, following stockholder approval at the Annual Meeting on June 14, 2019.
On June 14, 2019, the Board amended and restated the Company’s Bylaws (the “Amended and Restated Bylaws”) to, among other things, (i) change the stockholder vote required to amend the Company’s Bylaws from a 66 2/3% vote requirement to a majority vote requirement and (ii) remove provisions relating to action by written consent of stockholders and certain other inoperative provisions related to the circumstances of the Company’s formation and initial public offering.
The foregoing descriptions of the Amended and Restated Certificate of Incorporation and the Amended and Restated Bylaws are not complete and are qualified in their entirety by reference to the full text of the Amended and Restated Certificate of Incorporation and the Amended and Restated Bylaws, which are filed herewith as Exhibit 3.1 and Exhibit 3.2, respectively, and incorporated herein by reference.

Item 5.07	Submission of Matters to a Vote of Security Holders.
At the Annual Meeting, the Company’s stockholders elected each of the Company’s nine director nominees to serve until the Company’s 2020 Annual Meeting of Stockholders. Further, the Company’s stockholders approved the Inoperative Provisions Amendment, the Bylaws Voting Amendment, and the Charter Voting Amendment. With respect to advisory votes on compensation related matters, the Company’s stockholders approved the compensation paid to the Company’s named executive officers, as disclosed in the Company’s 2019 proxy statement, and a frequency of one year for the Company’s future stockholder advisory votes on executive compensation The Company’s stockholders also approved the ratification of the appointment of Deloitte & Touche LLP as the Company's independent registered public accounting firm for fiscal 2019.
The final results of the voting on each matter of business at the Annual Meeting are as follows:
Proposal 1 - Election of Directors.

NOMINEES	FOR	WITHHOLD	BROKER NON-VOTES
Dale Redman	88,828,416	956,981	3,686,874
Spencer D. Armour III	88,313,560	1,471,837	3,686,874
Stephen Beal	88,874,578	910,819	3,686,874
Mark S. Berg	88,187,982	1,597,415	3,686,874
Anthony Best	88,865,243	920,154	3,686,874
Pryor Blackwell	84,996,597	4,788,800	3,686,874
Alan E. Douglas	78,356,811	11,428,586	3,686,874
Royce W. Mitchell	88,962,988	822,409	3,686,874
Jack B. Moore	63,215,696	26,569,701	3,686,874

Proposal 2 - Approve an amendment to ProPetro’s Certificate of Incorporation, in substantially the form attached to the proxy statement as Appendix A, to remove inoperative provisions related to ProPetro’s former majority stockholder.

FOR	AGAINST	ABSTAIN	BROKER NON- VOTES
93,409,995	21,980	40,295	--

Proposal 3 - Approve an amendment to ProPetro’s Certificate of Incorporation, in substantially the form attached to the proxy statement as Appendix B, to remove the supermajority voting requirement for stockholders to amend ProPetro’s Bylaws.

FOR	AGAINST	ABSTAIN	BROKER NON- VOTES

89,749,878	27,624	7,894	3,686,875

Proposal 4 - Approve an amendment to ProPetro’s Certificate of Incorporation, in substantially the form attached to the proxy statement as Appendix C, to remove the supermajority voting requirement for stockholders to amend ProPetro’s Certificate of Incorporation.

FOR	AGAINST	ABSTAIN	BROKER NON- VOTES

89,748,909	28,594	7,894	3,686,874

Proposal 5 - Approve, on a non-binding, advisory basis, ProPetro’s named executive officer compensation.

FOR	AGAINST	ABSTAIN	BROKER NON- VOTES

88,211,941	1,545,300	28,155	3,686,875

Proposal 6 - Approve an advisory vote on the frequency of future advisory votes on executive compensation.

1 YEAR	2 YEARS	3 YEARS	ABSTAIN	BROKER NON- VOTES
86,505,458	41,479	3,206,760	31,699	3,686,875

Proposal 7 - Ratification of the appointment of Deloitte & Touche LLP as ProPetro’s independent registered public accounting firm for the fiscal year ending December 31, 2019.

FOR	AGAINST	ABSTAIN
93,397,956	52,753	21,562

Item 9.01	Financial Statements and Exhibits.
(d)    Exhibits.

Exhibit Number	Description of Exhibit
3.1	Amended and Restated Certificate of Incorporation of ProPetro Holding Corp. dated as of June 19, 2019.
3.2	Amended and Restated Bylaws of ProPetro Holding Corp.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: June 19, 2019

PROPETRO HOLDING CORP.

/s/ Mark Howell
Mark Howell General Counsel